                                                                      Exhibit 23





                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Post Effective Amendment No. 1 to the Registration Statement (Form S-8 No. 33-1432) pertaining to the 1983 and 1985 Stock Option Plans of Angstrom Technologies, Inc. of our report dated December 14, 2000, with respect to the financial statements of Angstrom Technologies, Inc. included in the Annual Report (Form 10-KSB) for the year ended October 31, 2000.

                                                       ERNST & YOUNG LLP



Cincinnati, Ohio
January 26, 2001